Summary Prospectus May 13, 2026, as supplemented August 17, 2026
JPMorgan OnChain Liquidity-Token Money Market Fund Class/Ticker: Token Class/JLTXX
Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus and other information about the Fund, including the Statement of Additional Information, online at www.jpmorganfunds.com/funddocuments. You can also get this information at no cost by calling 1-800-766-7722 or by sending an e-mail request to global_liquidity_funds_services_us@jpmorganfunds.com or by asking any financial intermediary that offers shares of the Fund. The Fund’s Prospectus and Statement of Additional Information, both dated May 13, 2026, as may be supplemented from time to time are incorporated by reference into this Summary Prospectus.
The Fund’s Objective
The Fund seeks to provide current income while maintaining liquidity and stability of principal.
Fees and Expenses of the Fund
The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the table and examples below.
ANNUAL FUND OPERATING EXPENSES (Expenses that you pay each year as a percentage of the value of your investment)
Token Class
Management Fees	0.08%
Other Expenses	0.63
Service Fees	0.10
Remainder of Other Expenses	0.53
Total Annual Fund Operating Expenses	0.71
Fee Waivers and/or Expense Reimbursements [1]	(0.55)
Total Annual Fund Operating Expenses after Fee Waivers and/or Expense Reimbursements [1]	0.16
1
The Fund’s adviser and/or its affiliates have contractually agreed to waive fees and/or reimburse expenses to the extent Total Annual Fund Operating Expenses (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections, and extraordinary expenses) exceed 0.16% of the average daily net assets of Token Class Shares. The Fund may invest in one or more money market funds advised by the adviser or its affiliates (affiliated money market funds). The Fund’s adviser, shareholder servicing agent and/or administrator have contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from the affiliated money market funds on the Fund’s investment in such money market funds. These waivers are in effect through 6/30/2028, at which time it will be determined whether such waivers will be renewed or revised. To the extent that the Fund engages in securities lending, affiliated money market fund fees and expenses resulting from the Fund’s investment of cash received from securities lending borrowers are not included in Total Annual Fund Operating Expenses and therefore, the above waivers do not apply to such investments.
Example
This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses are equal to the total annual fund operating expenses after fee waivers and expense reimbursements shown in the fee table through 6/30/2028 and total annual fund operating expenses thereafter. Your actual costs may be higher or lower.
WHETHER OR NOT YOU SELL YOUR SHARES, YOUR COST WOULD BE:
	1 Year	3 Years
TOKEN CLASS SHARES ($)	16	113
The Fund’s Main Investment Strategy
Under normal conditions, the Fund invests its assets exclusively in:
●
U.S. Treasury bills, bonds and notes (collectively, “U.S. Treasury securities”), and
●
overnight repurchase agreements collateralized fully by U.S. Treasury securities and/or cash.
The debt securities described above carry different interest rates, maturities and issue dates.
The Fund is a money market fund managed in the following manner:
●
The Fund seeks to maintain a net asset value (NAV) of $1.00 per share.
●
The Fund will only buy U.S. Treasury securities that have remaining maturities of 93 days or less or are issued with maturities of 93 days or less.
●
The dollar-weighted average maturity of the Fund will be 60 days or less and the dollar-weighted average life to maturity will be 120 days or less; however, due to the immediately preceding bullet point, the Fund expects to have a dollar-weighted average life to maturity of significantly less than 120 days.
●
The Fund invests only in U.S. dollar-denominated securities.
●
The Fund seeks to invest in securities that present minimal credit risk.
The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions.
The Fund invests in a manner intended to satisfy the requirements for eligible reserve assets that stablecoin issuers are required to maintain under the Guiding and Establishing

National Innovation for U.S. Stablecoins Act (otherwise referred to as the GENIUS Act) and regulations adopted thereunder, to support investment in the Fund by stablecoin issuers seeking to comply with such requirements.
The Fund intends to qualify as a “government money market fund,” as such term is defined in or interpreted under Rule 2a-7 under the Investment Company Act of 1940, as amended (“Investment Company Act”). “Government money market funds” are required to invest at least 99.5% of their assets in (i) cash, (ii) securities issued or guaranteed by the United States or certain U.S. government agencies or instrumentalities and/or (iii) repurchase agreements that are collateralized fully, and are exempt from requirements that permit money market funds to impose a liquidity fee. While the J.P. Morgan Funds’ Board of Trustees (the “Board”) may elect to subject the Fund to liquidity fee requirements in the future, the Board has not elected to do so at this time. A government money market fund may also include investments in other government money market funds as an eligible investment for purposes of the 99.5% requirement above.
The Fund’s adviser seeks to develop an appropriate portfolio by considering the differences in yields among securities of different maturities and issue dates.
Use of Blockchain
As described further below, the Fund uses blockchain technology to provide a means for investors to submit transaction instructions (hereinafter referred to as “requests”) with respect to Fund shares using the blockchain. The blockchain technology used by the Fund is designed, deployed, and maintained by Kinexys Digital Assets (“KDA”), a business unit within JPMorgan Chase Bank, N.A., an affiliate of the Fund’s adviser. The following “Use of Blockchain” section describes what blockchain technology is and how the Fund uses it.
The Fund’s transfer agent, on behalf of the Fund, maintains the official record of share ownership for the Fund in traditional book-entry form (the Investor Register). “Token balances” attributed to an investor’s “blockchain address” (as described below) are intended to correspond one-for-one with the number of Fund shares owned by the investor, although, as described below, the Investor Register and the amount of token balances attributed to an investor’s blockchain address may not always align with one another. This use of token balances is referred to as “tokenization.” The token balances, and the “smart contract” technology that underlies them (as described below), can be used by investors to submit transaction requests with respect to Fund shares to the Fund. In just the same way as for transaction requests submitted through regular-way, non-blockchain means, the transfer agent, on behalf of the Fund, will process transaction requests submitted using the blockchain and, if successfully processed, register such transactions on the Investor Register.
The transfer agent, on behalf of the Fund, will process transaction requests (i.e., both those submitted through regular-way, non-blockchain means and by blockchain means), and then register all successfully processed transactions on the Investor Register, on at least a daily basis during business days under normal conditions. (For information regarding the proper submission of transaction requests, including relevant cut-off times, see the section “How Your Account Works” in the Fund’s prospectus.) Upon registration of transactions on the Investor Register, the transfer agent, on behalf of the Fund, will transmit the relevant information regarding such transactions to KDA so that KDA, through the use of its blockchain technology, can then, on behalf of the Fund, reflect, if necessary, the new balance of tokens attributed to each investor’s “blockchain address.” As noted above, the Investor Register constitutes the official record of share ownership, and therefore legal ownership of shares does not transfer to an investor until the transaction in those shares is registered on the Investor Register. Similar to traditional fund recordkeeping systems, the Investor Register is under the full and complete control of the Fund (through the transfer agent), as are the token balances on the blockchain (through KDA).
The Investor Register and token balances on the blockchain may not always align with one another. This could occur, for example, due to the fact that the transfer agent only registers transactions on the Investor Register on business days, but investors can submit transaction requests using the blockchain on non-business days (and, in certain circumstances, such transaction requests would result in the transfer of token balances, but not Fund shares, from one investor to another). The Investor Register will be determinative of share ownership, not the token balances on the blockchain.
A blockchain is an open, distributed ledger that digitally records transactions in a verifiable way using cryptography. A distributed ledger is a database in which data is stored in a decentralized manner. Cryptography is a method of storing and transmitting data in a particular form so that only those for whom it is intended can read and process it. A blockchain stores transaction data in “blocks” that are linked together to form a “chain”, and hence the name blockchain. Transactions on the blockchain are verified and authenticated by computers on the network. The process of authenticating a transaction before it is recorded ensures that only valid and authorized transactions are permanently recorded as “blocks” on the blockchain.
The KDA blockchain technology used by the Fund creates a permissioned system that operates on top of public blockchains. The permissioned system is established through a combination of policies, procedures, and technological controls which collectively seek to ensure that the transactions in token balances on the blockchain operate under the full and complete control and oversight of the Fund. To create and maintain this permissioned structure on top of public blockchains, the Fund must first approve each “blockchain address” (as described below) and then associate such address with the relevant identifying information of the shareholder, which is maintained in one or more off-chain registries (i.e., separate databases that are not available to the public and are used to, among other things, satisfy anti-money laundering regulations). Permission is granted only to approved addresses, sometimes referred to as “allow-listing”, thereby restricting the ability to transact in token balances to preapproved participants.
Protocols referred to as “smart contracts” are used as part of the operational framework to enforce compliance with the Fund’s policies and procedures, as applicable. Smart contracts are self-executing computer code that effectuate actions based upon predetermined conditions. Specifically, smart contracts have been developed to support functions such as “minting” (creating a new token balance) and “burning” (removing a token balance from circulation), as well as restrictions to prevent unauthorized interaction with the token balances (e.g., transfers of token balances to or from unapproved addresses) and the ability to claw back token balances to the extent that the amount of token balances attributed to an investor’s blockchain address does not align with the Investor Register. In addition, as further discussed in the section “How Your Account Works” in the Fund’s prospectus, smart contracts are utilized to permit shareholders to submit redemption requests for Fund shares through transfer of relevant token balances to a specified “burn address.” These smart contracts (the “Fund Smart Contracts”) are designed, deployed, and maintained by KDA and subject to oversight by the Fund and its adviser. In this manner, this permissioned system is intended to prevent transactions in token balances by or with unknown persons or unknown blockchain addresses, even if the underlying blockchain network is permissionless.
In order to facilitate the use of blockchain technology, each investor purchasing or holding shares must have a “blockchain address” (also referred to as a public address) – one will not be provided to you. In connection with such address, each investor may use a “blockchain wallet,” which is a software application that stores a user’s “private key”. A “private key” is one of two unique alphanumeric strings in a cryptographic “key pair.” A key pair consists of a “public key” and its corresponding private key, both of which are lengthy alphanumeric codes, derived together and possessing a unique relationship. The private key is used by the owner of a blockchain address to send (i.e., digitally sign and authenticate) instructions to the blockchain to submit transaction requests with respect to Fund shares and is private to the address owner. The corresponding “public key” is public, and the public address derived from such public key allows others on the applicable blockchain to transfer token balances to the public address when permitted. The blockchain will only record public key information, including the public address. Generally, when a private key is stolen or lost, the address is compromised and the token balances linked to that address could be inaccessible to the investor or subject to the risk of misappropriation. Notwithstanding these risks, because of the permissioned system described above, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances for all investor addresses on any blockchain utilized by the Fund. The Fund, however, has sole discretion in determining if, and under what circumstances, it will perform any such corrections. The Fund is not obligated to perform any such corrections, and its decision in this regard, including any action or inaction taken by the Fund, is dispositive.
Investors are required to create and manage their own blockchain addresses. The investor or its third-party wallet provider, if any, is responsible for maintaining the private key associated with the address.
Blockchain addresses must be approved by the Fund and must be compatible with the blockchain network that the investor seeks to use and that is made available for use by the Fund. It is the investor’s responsibility for ensuring such compatibility. The Ethereum blockchain, a public blockchain network, is currently the only available blockchain for use by investors, although expansion to other blockchains is anticipated in the future. Only addresses approved by the Fund will be added to the “allow list” and only addresses on the “allow list” are authorized to purchase, redeem or transfer token balances, and therefore to submit transaction requests with respect to Fund shares. As noted above, the Fund maintains controls that are designed to correct errors or unauthorized transactions in token balances, regardless of whether the private key for an investor’s wallet is maintained by the investor or its third-party wallet provider.
The use of token balances to submit transaction requests with respect to Fund shares on the blockchain will not affect the Fund’s investments in securities. The Fund will not invest in any native digital assets (referred to as, among other things, virtual currencies).
If you purchase or hold Fund shares through a Financial Intermediary, you may not be able to hold token balances directly in a blockchain wallet that you control and, as a result, you may not be able to utilize certain token-related functionality described in this prospectus, including submitting transaction requests through direct interaction with the Fund Smart Contracts, on-chain redemptions via transfers to the burn address, or peer-to-peer transfers of token balances. The availability of token-related functionality for shareholders that invest through Financial Intermediaries will depend on the services and arrangements offered by the applicable Financial Intermediary, and may differ from the functionality available to shareholders that hold Fund shares directly with the Fund. You should consult your Financial Intermediary regarding the availability of any token-related services in connection with your investment in the Fund.
The Fund’s Main Investment Risks
The Fund is subject to management risk and the Fund may not achieve its objective if the adviser’s expectations regarding particular instruments or interest rates are not met.
You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. Neither Fund shares nor token balances are stablecoins (including "payment stablecoins" as defined in the GENIUS Act), and the Fund is not a stablecoin issuer (including a "permitted payment stablecoin issuer" as defined in the GENIUS Act). An investment in the Fund is also not a bank account or other deposit-based product and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor is not required to reimburse the Fund for losses, and you should not expect that the sponsor will provide financial support to the Fund at any time, including during periods of market stress.
An investment in this Fund or any other fund may not provide a complete investment program. The suitability of an investment in the Fund should be considered based on the investment objective, strategies and risks described in this prospectus, considered in light of all of the other investments in your portfolio, as well as your risk tolerance, financial goals and time horizons. You may want to consult with a financial advisor to determine if this Fund is suitable for you.
The Fund is subject to the main risks noted below, any of which may adversely affect the Fund’s performance and ability to meet its investment objective.
Interest Rate Risk. The Fund’s investments in bonds and other debt securities will change in value based on changes in interest rates. If rates increase, the value of these investments generally declines. Securities with greater interest rate sensitivity and longer maturities generally are subject to greater fluctuations in value. The Fund may invest in variable and floating rate securities. Although these instruments are generally less sensitive to interest rate changes than fixed rate instruments, the value of variable and floating rate securities may decline if their interest rates do not rise as quickly, or as much, as general interest rates. The Fund may face a heightened level of interest rate risk due to certain changes in monetary policy. It is difficult to predict the pace at which central banks or monetary authorities may change interest rates or the timing, frequency, or magnitude of such changes. Any such changes could be sudden and could expose debt markets to significant volatility and reduced liquidity for Fund investments.
Credit Risk. The Fund’s investments are subject to the risk that issuers, guarantors and/or counterparties will fail to make payments when due or default completely. Prices of the Fund’s investments may be adversely affected if any of the issuers or counterparties it is invested in are subject to an actual or perceived deterioration in their credit quality. Credit spreads may increase, which may reduce the market values of the Fund’s securities. Credit spread risk is the risk that economic and market conditions or any actual or perceived credit deterioration may lead to an increase in the credit spreads (i.e., the difference in yield between two securities of similar maturity but different credit quality) and a decline in price of the issuer’s securities.
General Market Risk. Economies and financial markets throughout the world are becoming increasingly interconnected, which increases the likelihood that events or conditions in one country or region will adversely impact markets or issuers in other countries or regions. Securities in the Fund’s portfolio may underperform in comparison to securities in general financial markets, a particular financial market or other asset classes due to a number of factors, including inflation (or expectations for inflation), deflation (or expectations for deflation), interest rates, global demand for particular products or resources, market instability, financial system instability, debt crises and downgrades, embargoes, tariffs, trade wars, retaliatory trade measures, sanctions and other trade barriers, supply chain disruptions, regulatory events, other governmental trade or market control programs and related geopolitical events. In addition, the value of the Fund’s investments may be negatively affected by the occurrence of global events such as war, terrorism, environmental disasters, natural disasters or events, country instability, and infectious disease epidemics or pandemics or the threat or potential of one or more such factors and occurrences.
Government Securities Risk. U.S. Government securities are subject to market risk, interest rate risk and credit risk. Securities, such as those issued or guaranteed by the U.S. Treasury, that are backed by the full faith and credit of the United States are guaranteed only as to the timely payment of interest and principal when held to maturity and the market prices for such securities will fluctuate. The income generated by investments may not keep pace with inflation. Actions by governments and central banking authorities could result in changes in interest rates. Periods of higher inflation could cause such authorities to raise interest rates, which may adversely affect the Fund and its investments. Notwithstanding that these securities are backed by the full faith and credit of the United States, circumstances could arise that would prevent the payment of interest or principal (e.g., Congressional debt ceiling impasses). This would result in losses to the Fund. U.S. Government securities include zero coupon securities, which tend to be subject to greater market risk than interest-paying securities of similar maturities.
Blockchain Technology Risk. Blockchain technology is a relatively new and untested technology that operates as a distributed ledger. There are risks associated with the Fund’s use of blockchain technology in the manner described herein, including, for example, the possibility of: (i) the blockchain technology not working as intended, which could cause issues with, among other things, the ability for transaction requests to be submitted using, and token balances to be reflected timely and appropriately on, the blockchain; (ii) delays in transaction processing, which are outside of the Fund’s control, resulting from, among other things, the inability of nodes, which are computers participating in a blockchain network, to reach consensus on transactions; (iii) security, privacy or other regulatory concerns resulting from the rapidly-evolving regulatory landscape that could require changes in the way blockchain technology is used generally and also specifically used by the Fund; (iv) undiscovered technical flaws or unauthorized changes in the blockchain technology used by the Fund, or the manner in which private keys are held and secured; (v) cryptographic or other security measures that authenticate transactions for a blockchain to be compromised or “hacked”; (vi) new technologies or services that may inhibit access to a blockchain; (vii) a breach of one blockchain that could cause investors to lose trust in blockchain technology; (viii) differences in the way in which investors can submit transaction requests with respect to the Fund’s shares, and how holdings in the Fund’s shares are reflected, as compared to a traditional mutual fund, which could make the resolution of issues involving Fund shares more difficult under existing law; (ix) the native digital asset of a supported network being deemed to be a security or is being offered and sold as an investment contract, and thus a security, which could impact one’s ability to acquire the native digital asset for purposes of paying blockchain transaction fees, and/or otherwise disrupt the operations of the network; (x) the volatility of blockchain network transaction fees; and (xi) a blockchain network experiencing a “fork” (i.e., “split”) of the network, which could result in the existence of two or more versions of the blockchain network running in parallel, but with each version’s native asset lacking interchangeability, potentially competing with each other for users and other participants. Because blockchain wallets are not being provided, investors are responsible for securing their private key against loss or theft. Any future regulatory developments could affect the viability and expansion of the use of blockchain technology.
Smart contracts, like all software code, are exposed to the risk that the code contains an error or other security vulnerability, which can lead to adverse impacts on the Fund or its shareholders, including, but not limited to, disruption of the Fund’s operational capacity and delays or uncertainty in the transfer agent’s record of the correct and valid owner of a given share, potentially leading to extended legal processes to determine ownership and delays in the timely redemption of shares.
Cyber Security and Technology Risk. As the use of technology has become more prevalent in the course of business, and in particular because of the Fund’s use of blockchain technology (including the use of the Fund Smart Contracts), the Fund has become more susceptible to operational and financial risks associated with cyber security and technology, including: theft, loss, misuse, improper release, corruption and destruction of, or unauthorized access to, confidential or highly restricted data relating to the Fund and its shareholders; processing and human errors; inadequate or failed internal or external processes; failures in systems and technology; errors in blockchain, smart contract and other technology used with respect to the Fund; changes in personnel; errors caused by third parties or trading counterparties; and compromises or failures to systems, networks, devices and applications relating to the operations of the Fund and its service providers. These risks may result in financial losses to the Fund and its shareholders; the inability of the Fund to transact business with its shareholders; delays or mistakes in the calculation of the Fund’s NAV or other materials provided to shareholders; errors in the Investor Register or the amount of token balances attributed to each investor’s blockchain address; the inability to process transactions with shareholders or other parties; violations of privacy and other laws; regulatory fines, penalties and reputational damage; and compliance and remediation costs, legal fees and other expenses. The Fund’s service providers (including, but not limited to, the adviser, any sub-advisers, administrator, transfer agent, and custodian or their agents), KDA, blockchain networks used by the Fund, financial intermediaries and parties with which the Fund engages in portfolio or other transactions also may be adversely impacted by these risks in their own businesses, which could result in losses to the Fund or its shareholders. For instance, if there are data security breaches of the off-chain database(s) that maintain the information necessary to link an investor’s identity with such investor’s token balances on the blockchain, and such information is stolen, the stolen information could be used to determine a shareholder’s identity and complete investing history in the Fund as reflected on the blockchain. In addition, if there is a cyber security or other technology-related incident that results in tampering to, or errors in, the Investor Register or the process by which token balances are reflected on the blockchain on the basis of updates to the Investor Register, the Fund and its shareholders could experience losses, especially if shareholders engage in peer-to-peer transfers of token balances for value on the basis of incorrect token balances resulting from such tampering or errors. While measures have been developed which are designed to reduce the risks associated with cyber security and other technology-related incidents, there is no guarantee that those measures will be effective, particularly since the Fund does not directly control the cyber security defenses or plans, or technological infrastructures, of their service providers (including the transfer agent), KDA, blockchain networks used by the Fund, financial intermediaries and companies in which they invest or with which they do business.
Stablecoin Issuer Shareholder Transactions Risk. Shares of the Fund are expected to be held by one or more stablecoin issuers as all or a portion of the reserve assets that back the stablecoins issued to their customers. Stablecoins generally are a type of cryptocurrency that are designed to maintain a stable value by pegging their value to another asset, such as a fiat currency like the U.S. dollar, and stablecoin holders generally are permitted to redeem their stablecoins for a fixed amount of value. Although the Fund does not invest in stablecoins or stablecoin issuers, the assets of the Fund are expected to fluctuate depending on the creation (minting) of additional stablecoins or the redemption (burning) of outstanding stablecoins by stablecoin issuers who are Fund shareholders.
Stablecoins are relatively new and may face periods of uncertainty and volatility that result in the potential for rapid and/or unexpected requests for redemption of the Fund’s shares (including requests by multiple stablecoin issuers at the same time). Such redemption requests could occur, for example, if there was uncertainty about even one stablecoin issuer's ability to maintain (or there was actual failure by one stablecoin issuer to maintain) a consistent peg between the stablecoins issued to its customers and another asset, such as a fiat currency like the U.S. dollar. These events could result in all stablecoins facing a universal risk of increased redemption pressures, which in turn could create redemption pressures on the Fund. Redemption requests for Fund shares from stablecoin issuers (including multiple such requests that occur at the same time, including for the reasons described above) could adversely affect remaining Fund shareholders, the Fund’s liquidity, and the Fund’s ability to maintain a stable price per share, particularly if such redemptions occur in times of overall market turmoil or declining prices. Future legislative or regulatory developments, including, but not limited to, rulemaking pursuant to the GENIUS Act, may affect the investments or investment strategies available in connection with managing the Fund and may impact the ability of the Fund to be used as a reserve backing the outstanding stablecoins of stablecoin issuers. Because the Fund intends to invest only in certain eligible reserve assets that stablecoin issuers are required to maintain under the GENIUS Act, the Fund’s yield may be lower than that of other money market funds that are permitted to invest in a wider universe of investments, including those with longer maturities.
Neither Fund shares nor token balances are stablecoins (including "payment stablecoins" as defined in the GENIUS Act), and the Fund is not a stablecoin issuer (including a "permitted payment stablecoin issuer" as defined in the GENIUS Act).
Transactions Risk. The Fund could experience a loss and its liquidity may be negatively impacted when selling securities to meet redemption requests. The risk of loss increases if the redemption requests are unusually large or frequent or occur in times of overall market turmoil or declining prices. Similarly, large purchases of Fund shares may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash and is required to maintain a larger cash position than it ordinarily would.
Net Asset Value Risk. There is no assurance that the Fund will meet its investment objective of maintaining a NAV of $1.00 per share on a continuous basis. Furthermore, there can be no assurance that the Fund’s affiliates will purchase distressed assets from the Fund, make capital infusions, enter into capital support agreements or take other actions to ensure that the Fund maintains a NAV of $1.00 per share. In the event any money market fund fails to maintain a stable NAV, other money market funds, including the Fund, could face a universal risk of increased redemption pressures, potentially jeopardizing the stability of their NAVs. In general, certain other money market funds have in the past failed to maintain stable NAVs and there can be no assurance that such failures and resulting redemption pressures will not occur in the future.
Repurchase Agreement Risk. There is a risk that the counterparty to a repurchase agreement will default or otherwise become unable to honor a financial obligation and the value of your investment could decline as a result.

Risk Associated with the Fund Holding Cash. The Fund will generally hold a portion of its assets in cash, primarily to meet redemptions. Cash positions may hurt performance and may subject the Fund to additional risks and costs, such as increased exposure to the custodian bank holding the assets and any fees imposed for large cash balances.
Prepayment Risk. The issuer of certain securities may repay principal in advance, especially when yields fall. Changes in the rate at which prepayments or redemptions occur can affect the return on investment of these securities. When debt obligations are prepaid or when securities are called, the Fund may have to reinvest in securities with a lower yield. The Fund also may fail to recover additional amounts (i.e., premiums) paid for securities with higher coupons, resulting in an unexpected capital loss.
Investments in the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank and are not insured or guaranteed by the FDIC, the Federal Reserve Board or any other government agency. It is possible to lose money by investing in the Fund.
The Fund’s Past Performance
The Fund has not commenced operations as of the date of this prospectus and therefore, has no reportable performance history. Once the Fund has operated for at least one calendar year, a bar chart and performance table will be included in the prospectus to show the performance of the Fund. When such information is included, this section will provide some indication of the risks of investing in the Fund by showing changes in the Fund’s performance history from year to year. Although past performance of the Fund is no guarantee of how it will perform in the future, historical performance may give you some indication of the risks of investing in the Fund. Updated performance information is available by visiting www.jpmorganfunds.com or by calling 1-800-766-7722.
Management
J.P. Morgan Investment Management Inc. (the adviser)
Purchase and Sale of Fund Shares
Purchase Minimums
For Token Class Shares
To establish an account	$1,000,000
To add to an account	No minimum levels
You may purchase or redeem shares on any business day that the Fund is open:
●
Through your financial intermediary
●
By writing to, and opening an account with, J.P. Morgan Institutional Funds Service Center, P.O. Box 219265, Kansas City, MO 64121-9265
●
After you open an account, by placing an order through:
●
Morgan Money, a platform operated by an affiliate of the Fund’s adviser that is made available only to institutional investors, by logging in with the credentials provided to you during the account opening process;
●
Direct interaction with the Fund Smart Contracts using a blockchain interaction tool (redemptions only); or
●
J.P. Morgan Institutional Funds Service Center by calling 1-800-766-7722
Tax Information
The Fund intends to make distributions that may be taxed as ordinary income or capital gains.
Payments to Broker-Dealers and Other Financial Intermediaries
If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the financial intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or financial intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s web site for more information.
Certain record owners of Fund shares may be trust or other accounts maintained by state or federally chartered crypto banks or other financial intermediaries in the digital asset ecosystem (“Digital Asset Intermediaries”). Digital Asset Intermediaries may provide custody, staking, governance, settlement and/or other services to their customers, who may be payment stablecoin issuers or end-users of payment stablecoins. In consideration of these shareholder services, the Fund’s adviser and/or its affiliates may make payments to one or more Digital Asset Intermediaries. Any such payments will be made by the adviser and/or such affiliates out of their own legitimate profits. Such payments may be separate from or in addition to any amounts paid under a shareholder servicing agreement.

SPRO-MMTOK-826